U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 15, 2013

(Date of Report–Date of Earliest Event Reported)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345888
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1100 N. Glebe Road,

Arlington, Virginia 22201

(Address of Principal executive offices) (ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by CACI International Inc (“CACI”) under Items 1.01, 2.01, 2.03, 5.07, 7.01 and 9.01 on November 18, 2013 (the “Initial 8-K”). As previously reported in the Initial 8-K, on November 15, 2013, CACI completed the acquisition of all of the outstanding shares of Six3 Systems Holdings II, Inc. (“Six3 Systems”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated October 8, 2013, among CACI, Six3 Systems, Six3 Systems Holdings, LLC, CACI, INC.-FEDERAL and CACI Acquisition II, Inc. (“Merger Sub”). The description of the Merger Agreement is qualified in its entirety by the full text of the agreement attached as Exhibit 10.1 to CACI’s Quarterly Report on Form 10-Q filed November 1, 2013, which Exhibit 10.1 is incorporated herein by reference. In accordance with the terms of the Merger Agreement, Merger Sub’s separate corporate existence ceased and Six3 Systems continued as the surviving corporation. This Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed interim financial statements of Six3 Systems as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference. The audited financial statements of Six3 Systems as of and for the year ended December 31, 2012 are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among Six3 Systems Holdings, LLC, as Stockholder Representative, Six3 Systems Holdings II, Inc., CACI International Inc, CACI, INC.-FEDERAL, and CACI Acquisition II, Inc., dated October 8, 2013 (incorporated by reference to Exhibit 10.1 of CACI’s Quarterly Report on Form 10-Q filed November 1, 2013 (Commission File Number 001-31400)).

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press Release dated November 15, 2013.*

99.2	Unaudited condensed consolidated financial statements of Six3 Systems as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.3	Audited consolidated financial statements of Six3 Systems as of and for the year ended December 31, 2012.

99.4	Unaudited pro forma financial information as of and for the three months ended September 30, 2013 and for the year ended June 30, 2013.

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

By:	/s/ Arnold D. Morse

Arnold D. Morse

Senior Vice President, Chief Legal Officer and Secretary

Dated: January 30, 2014